UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5527

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	1/31

Date of reporting period:	7/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus New Jersey Municipal Money Market Fund, Inc. SEMIANNUAL REPORT July 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus New Jersey
Municipal Money Market Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus New Jersey Municipal Money Market Fund, Inc. covers the six-month period from February 1, 2004, through July 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

The U.S. economy has increasingly shown signs of sustainable growth during the reporting period, leading to incrementally higher yields for many tax-exempt money market securities.As it became clearer that a strong job market and higher energy prices might lead to renewed inflationary pressures, the Federal Reserve Board raised short-term interest rates by 25 basis points at its meeting in late June.This shift in monetary policy represents the first increase in short-term rates in more than four years, and many analysts believe that additional, gradual increases are likely to follow.

For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 16, 2004

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New Jersey Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended July 31, 2004, the fund produced an annualized yield of 0.40% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.40% .1

We attribute the fund's returns to low short-term interest rates. However, money market yields began to rise in the spring, when signs of renewed inflationary pressures arose.

What is the fund's investment approach?

The fund's objective is to seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The fund also seeks to maintain a stable $1.00 share price. To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state income taxes.

When pursuing the fund's objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, tax-exempt money market municipal obligations that provide income exempt from federal and New Jersey state income taxes. Second, we actively manage the fund's average maturity in anticipation of interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may reduce the weighted average maturity of the fund, which should better position the fund to purchase new securities with higher yields, if higher yields materialize.Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's average maturity to maintain then-current yields for as long as we think practical.At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Money market yields remained anchored by the 1% federal funds rate during the first quarter of 2004, despite mounting evidence of sustainable economic growth. During the second quarter, however, money market yields began to climb when higher energy prices and stronger-than-expected job growth fueled investors' concerns that inflationary pressures might be rising. Indeed, to forestall a potential acceleration of inflation, on June 30 the Federal Reserve Board (the "Fed") increased the overnight federal funds rate by 25 basis points to 1.25% .Tax-exempt money market yields began to rise even before the Fed announced the rate hike, and longer-term yields continued to rise in July as investors factored in the likelihood of future rate hikes.

As the national economy improved, so did the fiscal condition of many states, including New Jersey.Tax revenues exceeded expectations during the reporting period, driven higher by unexpectedly strong corporate business tax revenues.While the state's fiscal 2005 budget was completed in a timely manner, constitutional challenges to some of its borrowing strategies proved successful, and the courts have barred New Jersey from issuing bonds to balance future budgets.As a result, the state anticipates a $2.8 billion budget gap for fiscal 2006, and in July the three major bond rating agencies reduced New Jersey's credit rating by one notch resulting in ratings at the lower end of the "double-A" range.

In this market environment, we continued to invest in high-quality money market securities from New Jersey issuers. However, with short-term interest rates rising, we recently have focused on securities with maturities of approximately six months or less.This strategy is designed to maintain the flexibility we need to capture higher yields as they become available. Accordingly, the fund's weighted average maturity fell from just over 70 days near the beginning of the reporting period to approximately 50 days as of July 31. To achieve this position, we have invested a substantial portion of the fund's assets in variable-rate demand notes on which yields are reset weekly, and we have complemented those holdings with short-term municipal notes and tax-exempt commercial paper.

In addition, we have attempted to "ladder" the balance of the fund's holdings so that securities mature and funds can be reinvested at regular intervals through June 2005.This strategy is designed to ensure liquidity and guard against the possibility that a disproportionate amount of securities may mature during a time of unusually low reinvestment rates.

What is the fund's current strategy?

Investors apparently believe that the Fed's June 2004 rate-hike was the first in a series of increases, as evidenced by an increase in the yield differences among money market instruments of various maturities. Despite the availability of higher yields at the longer end of the maturity spectrum, we currently believe it is prudent to maintain a shorter weighted average maturity in anticipation of further rate hikes. In our judgment, a cautious investment posture makes sense until the Fed's intentions become clearer.

August 16, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New Jersey Municipal Money Market Fund from February 1, 2004 to July 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2004

Expenses paid per $1,000 †	$ 3.34
Ending value (after expenses)	$1,002.00

COMPARING YOUR FUND'S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make these comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2004

Expenses paid per $1,000 †	$ 3.37
Ending value (after expenses)	$1,021.53

† Expenses are calculated using the fund's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

STATEMENT OF INVESTMENTS July 31, 2004 (Unaudited)
	Principal
Tax Exempt Investments—99.0%	Amount ($)		Value ($)

Atlantic City, GO Notes
2%, 8/1/2004 (Insured; MBIA)	1,750,000		1,750,047
Atlantic Highlands, GO Notes, BAN
2%, 12/9/2004	1,050,000		1,052,947
Bayshore Regional Sewer Authority
Sewer Revenue, Refunding
5%, 5/1/2005 (Insured; MBIA)	1,100,000		1,129,158
Bergen County Improvement Authority, MFHR
VRDN (Kentshire Apartments Project)
1.12% (Insured; FNMA and Liquidity Facility; FNMA)	9,000,000	[a]	9,000,000
Burlington County, GO Notes, BAN
1.12%, 10/29/2004	4,191,500		4,191,695
Borough of Butler, GO Notes, BAN
1.625%, 9/3/2004	2,155,000		2,155,912
East Brunswick Township, GO Notes, BAN
1.75%, 3/18/2005	3,600,000		3,611,119
Essex County Improvement Authority, VRDN:
Private Schools Revenue
(The Children's Institute Project)
1.17% (LOC; Wachovia Bank)	1,580,000	[a]	1,580,000
Revenue
(County Asset Sale Project)
1.07% (Insured; AMBAC and Liquidity Facility;
JPMorgan Chase Bank)	3,300,000	[a]	3,300,000
Freehold Township, GO Notes, BAN
1.70%, 10/20/2004	8,164,000		8,174,947
Gloucester County, GO Notes, BAN
2%, 10/27/2004	2,000,000		2,004,371
Hamilton Township and Mercer County, GO Notes, TAN
2%, 10/20/2004	5,500,000		5,510,114
Hudson County Improvement Authority, Revenue, VRDN
Essential Purpose Pooled Government Program
1.08% (LOC; The Bank of New York)	9,500,000	[a]	9,500,000
Mahwah Township, GO Notes, BAN
2.375%, 1/14/2005	3,250,000		3,264,889
Manalapan Township, GO Notes
2%, 10/1/2004 (Insured; AMBAC)	1,070,000		1,071,592
Marlboro Township Municipal Utilities Authority, GO Notes
2%, 12/10/2004	2,200,000		2,206,301

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Monmouth County Improvement Authority:
Revenue:
Capital Equipment Pooled Lease Program
4%, 10/1/2004	1,000,000		1,004,973
Governmental Loan Program:
2.50%, 12/1/2004 (Insured; AMBAC)	560,000		562,476
Refunding 3.50%, 4/15/2005 (Insured; AMBAC)	1,020,000		1,036,729
Water Revenue, Refunding
Water Treatment Facilities
2%, 8/1/2004 (Insured; MBIA)	725,000		725,019
Montclair Township, GO Notes
1.75%, 3/18/2005	8,000,000		8,024,709
Morristown, GO Notes, TAN
1.80%, 2/18/2005	1,000,000		1,000,785
Township of Mount Laurel, GO Notes, BAN
3%, 6/24/2005	1,300,000		1,314,302
State of New Jersey
GO Notes, Refunding 5.625%, 2/15/2005	540,000		552,813
New Jersey Building Authority, Building Revenue
VRDN, Putters Program 1.09% (Insured; MBIA
and Liquidity Facility;JPMorgan Chase Bank)	5,580,000	[a]	5,580,000
New Jersey Economic Development Authority
VRDN:
EDR:
(Institute of Electrical Engineers)
1.12% (LOC; Wachovia Bank)	2,925,000	[a]	2,925,000
(Kenwood USA Corp. Project)
1.09% (LOC; The Bank of New York)	6,000,000	[a]	6,000,000
Refunding:
(Airis Newark LLC Project)
1.10% (Insured; AMBAC and Liquidity
Facility; KBC Bank)	8,705,000	[a]	8,705,000
(Jewish Community Metropolitan West)
1.12% (LOC; Wachovia Bank)	1,000,000	[a]	1,000,000
(Stamato Realty LLC Project)
1.13% (LOC; Valley National Bank)	4,390,000	[a]	4,390,000
(Superior Bakers Inc.)
1.09% (LOC; PNC Bank N.A.)	2,235,000	[a]	2,235,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New Jersey Economic Development Authority (continued):
VRDN (continued):
Industrial Revenue:
(Buchanan and Zweigle Project)
1.25% (LOC; Wachovia Bank)	2,555,000	[a]	2,555,000
(RFC Container Co. Inc.)
1.09% (LOC; PNC Bank N.A.)	1,445,000	[a]	1,445,000
Manufacturing Facilities Revenue
(Rennoc Corp./Santa's Best Project)
1.20% (LOC; ABN-AMRO)	1,505,000	[a]	1,505,000
PCR, Refunding
(Hoffman La Roche Inc.)
1.03% (LOC; Wachovia Bank)	12,365,000	[a]	12,365,000
Revenues:
(CPC Behavioral Health Care)
1.17% (LOC; Wachovia Bank)	3,595,000	[a]	3,595,000
(Developmental Disabilities)
1.17% (LOC; Wachovia Bank)	2,605,000	[a]	2,605,000
(Four Woodbury Mews Project)
1.15% (LOC; Fleet National Bank)	6,600,000	[a]	6,600,000
(Presbyterian Homes)
1.08% (LOC; Commerce Bank N.A.)	5,000,000	[a]	5,000,000
(School Facilities Construction)
1.13% (Insured; AMBAC and Liquidity
Facility; The Bank of New York)	2,000,000	[a]	2,000,000
(Three Woodbury Mews Project)
1.15% (LOC; Fleet National Bank)	9,525,000	[a]	9,525,000
(Young Men's Christian Association)
1.17% (LOC; Wachovia Bank)	1,530,000	[a]	1,530,000
School Revenue, Refunding
(Blair Academy)
1.12% (LOC; Wachovia Bank)	5,355,000	[a]	5,355,000
Special Facilities Revenue
(Port Newark Container LLC)
1.12% (LOC; Citibank N.A.)	14,000,000	[a]	14,000,000
Thermal Energy Facilities Revenue
(Thermal Energy Limited)
1.08% (LOC; Bank One)	1,800,000	[a]	1,800,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New Jersey Educational Facilities Authority:
College and University Revenue, VRDN:
(Caldwell College)
1.12% (LOC; Allied Irish Bank)	5,935,000	[a]	5,935,000
(College of New Jersey)
1.06% (Insured; AMBAC and Liquidity Facility:
Bank of Nova Scotia and Toronto Dominion Bank)	15,000,000	[a]	15,000,000
Revenue
(Capital Improvement Fund) 5%, 9/1/2004	1,500,000		1,504,861
New Jersey Environmental Infrastructure Trust, Revenue
VRDN, Municipal Securities Trust Receipts
1.09% (Liquidity Facility; JPMorgan Chase Bank)	500,000	[a]	500,000
New Jersey Health Care Facilities Financing Authority
Revenue, VRDN:
(RWJ Health Care Corp.)
1.13% (LOC; Commerce Bank N.A.)	18,880,000	[a]	18,880,000
(St. Barnabas Medical Center)
1.07% (LOC; JPMorgan Chase Bank)	2,400,000	[a]	2,400,000
(St. Peters University Hospital)
1.07% (LOC; Fleet National Bank)	1,700,000	[a]	1,700,000
(Wiley Mission Project)
1.08% (LOC; Commerce Bank N.A.)	5,000,000	[a]	5,000,000
New Jersey Housing and Mortgage Finance Agency
Revenue:
Single Family Housing
1.10%, 10/1/2004	3,000,000		3,000,000
VRDN, Merlots Program
1.17% (Insured; MBIA and Liquidity Facility;
Wachovia Bank)	1,830,000	[a]	1,830,000
New Jersey Transit Corporation:
COP
5.25%, 9/15/2004 (Insured; AMBAC)	1,250,000		1,256,249
Revenue, GAN
5.50%, 2/1/2005 (Insured; AMBAC)	6,000,000		6,119,401
New Jersey Transportation Trust Fund Authority
Revenue, VRDN, Merlots Program 1.12% (Insured; FSA
and Liquidity Facility; Wachovia Bank)	2,980,000	[a]	2,980,000

10

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New Jersey Turnpike Authority
Turnpike Revenue, VRDN
Merlots Program 1.12% (Insured; MBIA
and Liquidity Facility; Wachovia Bank)	11,680,000	[a]	11,680,000
Newark Housing Authority, MFHR, VRDN
1.22% (Liquidity Facility; Merrill Lynch)	4,675,000	[a]	4,675,000
North Plainfield, GO Notes, BAN
3%, 6/29/2005	2,600,000		2,629,050
Paramus, GO Notes, BAN
1.50%, 8/11/2004	5,232,899		5,233,607
County of Passaic, GO Notes:
3%, 3/15/2005 (Insured; MBIA)	1,025,000		1,037,270
Refunding 4.75%, 9/1/2004 (Insured; FSA)	2,925,000		2,934,043
Paterson, GO Notes, BAN
2.75%, 6/24/2005	10,000,000		10,074,717
Perth Amboy, GO Notes, Refunding
4.85%, 9/1/2004 (Insured; FSA)	1,690,000		1,695,394
Port Authority of New York and New Jersey:
CP
.93%, 8/10/2004 (Liquidity Facility: Bank of
Nova Scotia, JPMorgan Chase Bank, and Lloyds Bank)	20,100,000		20,098,900
Revenue:
(131st Street Series) 2%, 12/15/2004	1,000,000		1,002,955
VRDN, Putters Program 1.13% (Insured; MBIA and
Liquidity Facility; JPMorgan Chase Bank)	3,000,000	[a]	3,000,000
Special Obligation Revenue, Versatile Structure
Obligation, VRDN:
1.07% (Liquidity Facility; JPMorgan Chase Bank)	1,900,000	[a]	1,900,000
1.09% (Liquidity Facility; JPMorgan Chase Bank)	2,900,000	[a]	2,900,000
1.11% (Liquidity Facility; Bank of Nova Scotia)	11,700,000	[a]	11,700,000
1.11% (Liquidity Facility; Landesbank Hessen-
Thueringen Girozentrale)	10,900,000	[a]	10,900,000
Putters Program 1.13% (Insured; MBIA and
Liquidity Facility; JPMorgan Chase Bank)	3,000,000	[a]	3,000,000
Merlots Program 1.17% (Insured; MBIA and
Liquidity Facility; Wachovia Bank)	1,605,000	[a]	1,605,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Rahway Redevelopment Agency, Revenue
(Public Library Project) 1.15%, 10/29/2004	3,500,000		3,500,000
Rahway Valley Sewerage Authority, Revenue
(Sewer Project) 2%, 1/14/2005	3,500,000		3,512,541
Roselle Park School District, GO Notes
2.70%, 10/20/2004	3,000,000		3,007,780
Saddle Brook Township, GO Notes, BAN
2%, 2/4/2005	11,902,854		11,952,385
Salem County Improvement Authority, Revenue
VRDN (Friends Home Woodstown Inc. Project)
1.06% (LOC; Fleet National Bank)	10,000,000	[a]	10,000,000
Union County Improvement Authority:
LR, Refunding, Capital Equipment and Facilities Program
2.25%, 4/1/2005	1,410,000		1,415,276
Revenue, VRDN (Cedar Glen Housing Corp. Project)
1.12% (Insured; FNMA and Liquidity Facility; FNMA)	10,110,000	[a]	10,110,000
Township of Vernon, GO Notes, BAN
1.75%, 9/17/2004	2,761,000		2,763,137
Township of Verona, GO Notes, BAN
2%, 1/14/2005	2,000,000		2,007,952

Total Investments (cost $384,866,240)	99.0%		384,880,416
Cash and Receivables (Net)	1.0%		3,716,797
Net Assets	100.0%		388,597,213

12

Summary of Abbreviations

AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LR	Lease Revenue
CP	Commercial Paper	MBIA	Municipal Bond Investors
COP	Certificate of Participation		Assurance Insurance
EDR	Economic Development Revenue		Corporation
FNMA	Federal National Mortgage	MFHR	Multi-Family Housing Revenue
	Association	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	TAN	Tax Anticipation Notes
GAN	Grant Anticipation Notes	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	66.0
AAA, AA, A [b]		AAA, AA, A [b]		AAA, AA, A [b]	11.5
Not Rated [c]		Not Rated [c]		Not Rated [c]	22.5
					100.0

a Securities payable on demand.Variable interest rate—subject to periodic change.
b Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
c Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Transportation	22.3	Pollution Control	3.7
City/Municipal General Obligation	20.8	State/Territory General Obligation	3.0
Housing	11.8	Resource Recovery	2.4
Industrial Revenue	9.6	County General Obligation	2.4
Health Care	9.4	Other	4.7
Education	8.9		99.0

† Based on net assets. See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES July 31, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	384,866,240	384,880,416
Cash		2,426,256
Interest receivable		1,551,576
Prepaid expenses		13,580
		388,871,828

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		187,196
Payable for shares of Common Stock redeemed		60,824
Accrued expenses		26,595
		274,615

Net Assets ($)		388,597,213

Composition of Net Assets ($):
Paid-in capital		388,666,950
Accumulated net realized gain (loss) on investments		(83,913)
Accumulated net unrealized appreciation
(depreciation) of investments		14,176

Net Assets ($)		388,597,213

Shares Outstanding
(2 billion shares of $.001 par value Common Stock authorized)		388,763,616
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.
14

STATEMENT OF OPERATIONS Six Months Ended July 31, 2004 (Unaudited)
Investment Income ($):
Interest Income	1,982,465
Expenses:
Management fee—Note 2(a)	937,015
Shareholder servicing costs—Note 2(b)	219,823
Professional fees	23,792
Custodian fees	22,524
Prospectus and shareholders' reports	9,926
Directors' fees and expenses—Note 2(c)	9,725
Registration fees	6,202
Miscellaneous	10,597
Total Expenses	1,239,604
Less—expense reduction in custody fees
due to earnings credit—Note 1(b)	(16,652)
Net Expenses	1,222,952
Investment Income—Net	759,513

Net Unrealized Gain (Loss) on Investments	14,176
Net Increase in Net Assets Resulting from Operations	773,689

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	July 31, 2004	Year Ended
	(Unaudited)	January 31, 2004

Operations ($):
Investment income—net	759,513	1,897,402
Net realized gain (loss) from investments	—	3,295
Net unrealized appreciation
(depreciation) of investments	14,176	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	773,689	1,900,697

Dividends to Shareholders from ($):
Investment income—net	(759,513)	(1,897,402)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	268,413,208	519,029,161
Dividends reinvested	673,152	1,562,187
Cost of shares redeemed	(252,887,213)	(575,210,483)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	16,199,147	(54,619,135)
Total Increase (Decrease) in Net Assets	16,213,323	(54,615,840)

Net Assets ($):
Beginning of Period	372,383,890	426,999,730
End of Period	388,597,213	372,383,890

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
	July 31, 2004		Year Ended January 31,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.005	.008	.020	.033	.025
Distributions:
Dividends from investment
income—net	(.002)	(.005)	(.008)	(.020)	(.033)	(.025)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.40[a]	.46	.83	2.06	3.32	2.54

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	.67[a]	.64	.65	.65	.67	.66
Ratio of net expenses to
average net assets	.66[a]	.64	.65	.65	.67	.66
Ratio of net investment income
to average net assets	.41[a]	.46	.83	2.04	3.25	2.50

Net Assets, end of period
($ x 1,000)	388,597	372,384	427,000	468,492	439,244	431,543

a Annualized. See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company.The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $83,913 available for federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to January 31, 2004. If not applied, $4,210 of the carryover expires in fiscal 2005, $16,731 expires in fiscal 2006 and $62,972 expires in fiscal 2007.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended January 31, 2004 was all tax exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At July 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 2004, the fund was charged $107,861 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2004, the fund was charged $55,340 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $166,314, shareholder services plan fees $1,882 and transfer agency per account fees $19,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 21

For More Information

Dreyfus		Transfer Agent &

New Jersey Municipal		Dividend Disbursing Agent

Money Market Fund, Inc.
		Dreyfus Transfer, Inc.
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166

Manager		Distributor

The Dreyfus Corporation
		Dreyfus Service Corporation
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166

Custodian

The Bank of New York

One Wall Street

New York, NY	10286

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund's fiscal quarter ending October 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; the fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov;
and the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	September 17, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	September 17, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	September 17, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)